EXHIBIT 32

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of eGene, Inc. (the "Company") on Form 10-QSB Quarterly Report for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Ming S. Liu, Chief Executive Officer and Peter Sheu, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 12, 2006   By:  /s/ Ming S. Liu
                               Ming S. Liu
                               Chairman of the Board, Chief Executive Officer, and Executive Vice President



Dated: May 12, 2006   By:  /s/ Peter Sheu
                               Peter Sheu
                               Chief Financial Officer